UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 1, 2015

(Date of earliest event reported)

Qorvo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-195236	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421

and

2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124

(Address of principal executive offices)

(Zip Code)

(336) 664-1233 and (503) 615-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective January 1, 2015, pursuant to the Agreement and Plan of Merger of Reorganization dated February 22, 2014, as amended on July 15, 2014 (the “Merger Agreement”) by and among RF Micro Devices, Inc. (“RFMD”), TriQuint Semiconductor, Inc. (“TriQuint”), and Qorvo, Inc. (f/k/a Rocky Holding, Inc.) (the “Company”), RFMD and TriQuint completed a strategic combination of their respective businesses through a “merger of equals” business combination transaction (the “Business Combination”). The parties effected the Business Combination by (i) merging a newly-formed direct subsidiary of the Company with and into TriQuint, with TriQuint surviving the merger as a wholly owned direct subsidiary of the Company (such merger, the “TriQuint Merger”); and (ii) merging a newly-formed direct subsidiary of the Company with and into RFMD, with RFMD surviving the merger as a wholly owned direct subsidiary of the Company (the “RFMD Merger”, and, together with the TriQuint Merger, the “Mergers”).

Pursuant to the terms of the Merger Agreement, at the effective time of the RFMD Merger (the “RFMD Merger Effective Time”), by virtue of the RFMD Merger and without any action on the part of any shareholder, each share of common stock of RFMD, no par value per share (“RFMD Common Stock”), was converted into the right to receive 0.25 of a share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) (the exchange ratio of one share of RFMD Common Stock for 0.25 of a share of Company Common Stock, the “RFMD Conversion Ratio”) plus cash in lieu of fractional shares. The Merger Agreement provided that, at the RFMD Merger Effective Time, all RFMD equity awards as of immediately prior to the RFMD Merger Effective Time were assumed by the Company, except that such equity awards as were exercisable for or may be settled in shares of RFMD Common Stock became exercisable for or may be settled in shares of Company Common Stock based on the RFMD Conversion Ratio.

Pursuant to the terms of the Merger Agreement, at the effective time of the TriQuint Merger (the “TriQuint Merger Effective Time”), by virtue of the TriQuint Merger and without any action on the part of any stockholder, each share of common stock of TriQuint, $0.001 par value per share (“TriQuint Common Stock”), was converted into the right to receive 0.4187 of a share of Company Common Stock (the exchange ratio of one share of TriQuint Common Stock for 0.4187 of a share of Company Common Stock, the “TriQuint Conversion Ratio” and, together with the RFMD Conversion Ratio, the “Conversion Ratios”) plus cash in lieu of fractional shares. The Merger Agreement provided that, at the TriQuint Merger Effective Time, all TriQuint equity awards as of immediately prior to the TriQuint Merger Effective Time were assumed by the Company, except that such equity awards as were exercisable for or may be settled in shares of TriQuint Common Stock became exercisable for or may be settled in shares of Company Common Stock based on the TriQuint Conversion Ratio.

The RFMD Merger Effective Time occurred promptly after the TriQuint Merger Effective Time. At the closing of the transaction, the effect of the application of the Conversion Ratios constituted a one-for-four reverse stock split.

The RFMD Common Stock and the TriQuint Common Stock will each be delisted from the NASDAQ Stock Market. Trading on the NASDAQ Stock Market in shares of RFMD Common Stock and TriQuint Common Stock, respectively, was halted as of the close of business on December 31, 2014.

The issuance of Company Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S–4 (File No. 333–195236), filed with the Securities and Exchange Commission (“SEC”) and declared effective on July 30, 2014 (the “Registration Statement”). The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the Registration Statement contains additional information about the Mergers and the related transactions. Additional information about the Mergers is also contained in Current Reports on Form 8–K filed by RFMD and TriQuint and incorporated by reference into the Joint Proxy Statement/Prospectus.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The Company Common Stock will trade on the NASDAQ Global Select Market under the ticker symbol “QRVO”.

The Merger Agreement, which is filed as Exhibits 2.1 and 2.2 hereto and is incorporated herein by reference, and this summary are not intended to modify or supplement any factual disclosures about the Company, RFMD or TriQuint, and should not be relied upon as disclosure about the Company, RFMD or TriQuint without consideration of the periodic and current reports and statements that the Company, RFMD and TriQuint file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 5.01. Change in Control of Registrant.

As a result of the Business Combination, effective as of January 1, 2015, the Company is no longer a wholly owned subsidiary of RFMD. Shares of Company Common Stock are now owned by the former holders of RFMD Common Stock and the former holders of TriQuint Common Stock. The information contained in Item 2.01 is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Business Combination and effective immediately prior to the closing of the Mergers, William A. Priddy, Jr. and Suzanne B. Rudy resigned from their positions as directors of the Company. Also in connection with the completion of the Business Combination and effective as of the closing of the Mergers, Mr. Priddy resigned from his positions as Secretary, principal financial officer and principal accounting officer of the Company.

Appointment of Directors

Effective immediately prior to the closing of the Mergers, each of the following former members of the RFMD board of directors was designated and appointed to the Board of Directors of the Company (the “Company Board”):

Daniel A. DiLeo

Jeffery R. Gardner

John R. Harding

Walter H. Wilkinson, Jr.

Robert A. Bruggeworth was previously designated and appointed to the Company Board and will continue to serve as a director following the closing of the Mergers.

Effective immediately prior to the closing of the Mergers, each of the following former members of the TriQuint board of directors was designated and appointed to the Company Board:

Ralph G. Quinsey

Charles Scott Gibson

David H.Y. Ho

Roderick D. Nelson

Dr. Walden C. Rhines

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release dated January 2, 2015 announcing the closing of the Mergers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

The Company’s common stock is registered on The NASDAQ Stock Market LLC. The information in the section of the Registration Statement titled “Description of Rocky Holding’s Capital Stock” beginning on page 184, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Rule 3-05 of Regulation S-X were previously reported in, or incorporated by reference into, the Registration Statement.

(b) Pro Forma Financial Information.

To be filed by amendment not later than March 19, 2015.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 3 to the Company’s Registration Statement on Form S-4 filed with the SEC on July 21, 2014 (File No. 333-195236))

2.2	First Amendment to Agreement and Plan of Merger and Reorganization, dated July 15, 2014, by and among RF Micro Devices, Inc., TriQuint Semiconductor, Inc. and Rocky Holding, Inc. (incorporated by reference to Exhibit 2.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-4 filed with the SEC on July 21, 2014 (File No. 333-195236))

3.1	Amended and Restated Certificate of Incorporation of Qorvo, Inc., as amended

3.2	Amended and Restated Bylaws of Qorvo, Inc.

4.1	Specimen Certificate of Common Stock of Qorvo, Inc.

99.1	Press Release dated January 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Robert A. Bruggeworth
Robert A. Bruggeworth
President and Chief Executive Officer

Date: January 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 3 to the Company’s Registration Statement on Form S-4 filed with the SEC on July 21, 2014 (File No. 333-195236))

2.2	First Amendment to Agreement and Plan of Merger and Reorganization, dated July 15, 2014, by and among RF Micro Devices, Inc., TriQuint Semiconductor, Inc. and Rocky Holding, Inc. (incorporated by reference to Exhibit 2.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-4 filed with the SEC on July 21, 2014 (File No. 333-195236))

3.1	Amended and Restated Certificate of Incorporation of Qorvo, Inc., as amended

3.2	Amended and Restated Bylaws of Qorvo, Inc.

4.1	Specimen Certificate of Common Stock of Qorvo, Inc.

99.1	Press Release dated January 2, 2015.